SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549




                                   FORM 8-K




                                Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934




                               February 24, 1995
                               (Date of report)




                                  ONEOK Inc.
            (Exact name of registrant as specified in its charter)



      Delaware                  1-2572          73-0383100
(State or other jurisdiction   (Commission     (IRS Employer
   of incorporation)           File Number)   Identification No.)



                  100 West Fifth Street      Tulsa, OK 74103
                   (Address of principal executive offices)



                                (918) 588-7000
             (Registrant's telephone number, including area code)

Item 5. Other Information.

ONEOK Inc. acquired Ward Gas Services, Inc., from Ward Petroleum
Corporation through merger into ONEOK Gas Marketing Company, a wholly owned subsidiary, on February 23, 1995.

Ward Gas Services and ONEOK Gas Marketing Company, a subsidiary formed in late 1992, have been in a 50-50 partnership that bought and marketed natural gas. Ward had managed the partnership.
ONEOK Gas Marketing will continue the business.

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 27th day of February, 1995.


                                   ONEOK Inc.

                               By: (J. D. NEAL)
                                   J. D. Neal
                                   Vice President, Chief
                                   Financial Officer, and
                                   Treasurer